UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

---------------------
FORM 8-K
---------------------

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 1, 2002
---------------------
Date of Report (Date of earliest event reported)

CREATIVE TECHNOLOGIES HOLDINGS, INC.
--------------------------------------------------------------------------------
(Name of Small Business Issuer in its charter)

Nevada ------------------------------------------------ (State or other jurisdiction of incorporation or organization)	88-0409146 ---------------------------- (I.R.S. Employer Identification No.)
15643 Sherman Way, Suite 240 Van Nuys, CA ------------------------------------------------------------ (Address of principal executive offices)	91406 --------------------- (Zip Code)
Registrant's telephone number, including area code: (818) 904-0115 tel.
11845 West Olympic Boulevard, Suite 1140 Los Angeles, California 90064 ---------------------------------------------------------------- (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

Change of Address

          Effective October 1, 2002, Creative Technologies Holdings, Inc., a Nevada Corporation, (the "Company") changed its principal business address to 15643 Sherman Way, Suite 240, Van Nuys, CA 91406.  The Company's new telephone number is (818) 904-0115.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2002	CREATIVE TECHNOLOGIES HOLDINGS, INC. By: /s/ Chris Albornoz ----------------------------- Chris Albornoz President